SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Closed-End Opportunity Fund, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Global Income Builder, Inc.

Cohen & Steers Infrastructure Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(each a “Fund”, and collectively, the “Funds”)

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 13, 2010

To the Stockholders of the above-listed Funds:

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds will be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on May 13, 2010 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement dated March 26, 2010:

1. To elect three Directors of each Fund, to hold office for a term of three years and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Directors have fixed the close of business on March 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Boards of Directors,

Francis C. Poli

Secretary

New York, New York

March 26, 2010

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed Proxy Card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please mail your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to

Be Held on May 13, 2010.

This notice, proxy statement and proxy card for each Fund is available at www.proxyvote.com

PROXY STATEMENT

COMBINED PROXY STATEMENT

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC. (“FOF”)

COHEN & STEERS DIVIDEND MAJORS FUND, INC. (‘DVM”)

COHEN & STEERS GLOBAL INCOME BUILDER, INC. (“INB”)

COHEN & STEERS INFRASTRUCTURE FUND, INC. (“UTF”)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC. (“RQI”)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC. (“RNP”)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. (“RFI”)

280 Park Avenue

New York, New York 10017

(212) 832-3232

JOINT ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 13, 2010

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above listed entities, each a Maryland corporation (each a “Fund”, and together, the “Funds”), to be voted at the Joint Annual Meeting of Stockholders of the Funds, to be held at the offices of the Funds, 280 Park Avenue, 20th Floor, New York, New York 10017, on May 13, 2010 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). In order to attend the meeting in person, shareholders must bring valid photo identification. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy Card, as well as any necessary supplementary solicitation) will be borne by each Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, each Fund’s officers or employees or representatives of the Funds’ investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about March 26, 2010.

In accordance with each Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of each Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for such Fund at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of each Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of the proposals.

Although each Fund is a separate investment company that holds an annual meeting of stockholders, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Meeting.

The Boards of Directors have fixed the close of business on March 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of each Fund as of March 19, 2010 consisted of:

Fund	Shares of Common Stock
FOF	27,474,186.000
DVM	12,721,550.000
INB	22,996,017.000
RQI	111,067,372.037
RNP	48,357,578.348
UTF	86,555,581.642
RFI	9,374,179.000

Each share is entitled to one vote and each fractional share is entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund(s) at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Notice of Joint Annual Meeting are separate for each Fund, it is essential that stockholders who own shares in multiple Funds complete, date, sign and return (or vote by Internet in respect of) each Proxy Card they receive.

The most recent annual report of each Fund, including financial statements, has been previously mailed to that Fund’s stockholders. If you have not received your report or would like to receive an additional copy free of charge, please contact Francis C. Poli, Secretary of the Funds, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

For each Fund, at the Meeting, three Directors are nominated to be elected to serve for a term of three years and until their successors are duly elected and qualified. The nominees for Director are Martin Cohen, Richard J. Norman and Frank K. Ross, for terms to expire in 2013. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of each Fund’s common stock will have equal voting rights (i.e., one vote per share), and will vote as a single class on the election of Messrs. Cohen, Norman and Ross. In prior years, the holders of each Fund’s auction market preferred shares (“Preferred Shares”), voting separately as a class, to the exclusion of holders of the Fund’s common stock, had the right to elect two Directors of each Fund. As of July 24, 2009, each Fund (other than FOF, DVM and RFI, which did not have Preferred Shares outstanding) redeemed all of its outstanding Preferred Shares. Accordingly, for each Fund, all Directors are elected by the holders of the Fund’s common stock. Each nominee currently serves as Director of each of the sixteen funds within the Cohen & Steers Fund Complex.

Each Fund’s stockholders initially elected their Board of Directors to staggered terms at the respective Annual Meeting of Stockholders held on:

Funds	Date of stockholder meeting electing Board of Directors to staggered terms
FOF	April 19, 2007
DVM	April 27, 2006
INB	April 17, 2008
RQI	April 24, 2003
RNP	April 29, 2004
RFI	April 27, 1994
UTF	April 28, 2005

Accordingly, the term of office of only a single class of Directors will expire in 2010. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of a Fund’s Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for each Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board of Directors of each Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations for at least the past five years, are shown below.

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Disinterested Directors

Bonnie Cohen***	Age: 67	Director	Consultant; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; President, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member, U.S. Department of Defense Business Board since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	Since 2001	2011	16

George Grossman	Age: 56	Director	Attorney-at-Law.	Since 1993	2012	16

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Richard E. Kroon	Age: 67	Director	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers’ compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2002. Former chairman of the National Venture Capital Association for the year 2000.	Since 2004	2011		16

Richard J. Norman	Age: 66	Director	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps since 2008; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	Since 2001	2013	†	16

Frank K. Ross	Age: 66	Director	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2006. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	Since 2004	2013	†	16

Willard H. Smith Jr.	Age: 73	Director	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2011		16

Name, Address* and Age		Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Held)	Length of Time Served**	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
C. Edward Ward, Jr.	Age: 63	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	Since 2004	2012		16

Interested Directors****

Martin Cohen	Age: 61	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc, (the “Advisor”) and its parent, Cohen & Steers, Inc. (“CNS”). Prior thereto, President of the Advisor.	Since 1991	2013	†	16

Robert H. Steers	Age: 56	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 1991	2012		16

*	The address of each Director is 280 Park Avenue, New York, NY 10017.
**	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
****	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of each Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., each Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers Inc. (“CNS”).
†	If elected at the Meeting.

Each Director has been a Director of the Funds for at least five years. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.

•

Bonnie Cohen - In addition to her tenure as a Director of various Cohen & Steers funds, Ms. Cohen served as the Funds’ lead Independent Director for one year. She has also served in high ranking positions within the federal government for the past 14 years. In addition, Ms. Cohen has served on the boards of several not-for-profit companies and charitable foundations and founded her own consulting firm. She also served on the board of a firm that analyzes the trends of commercial real estate.

•

George Grossman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contracts Review Committee (since 2004), coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third party service provider.

•

Richard E. Kroon - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Kroon has served as the complex’s lead Independent Director since 2006, acting as liaison between the Boards and the Independent Directors. Mr. Kroon has over 30 years of business experience. In addition, he has served on the boards of several public and private companies, and charitable foundations.

•

Richard J. Norman - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Norman has served as the Chairman of the Boards’ Governance Committee since 2004, acting as liaison between the Boards and the Investment Company Institute. Mr. Norman has over 34 years of investment experience. He served as the Investment Chair of Maryland Public Television for over 10 years, administering various investment opportunities. He serves on various boards of several charitable foundations, including the Salvation Army, where he coordinates and oversees numerous fundraising efforts.

•

Frank K. Ross - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ross has served as the Chairman of the Boards’ Audit Committee since 2004, acting as liaison between the Boards and the Funds’ independent registered public accountants. Mr. Ross has over 35 years of public accounting and auditing experience. In addition, he is a visiting professor, teaching accounting, auditing and ethics courses at a private university, and serves as the audit committee chairman and a member of the Human Resources and Compensation Committees of a public utility company. He was on the Board of NCRIC, Inc. from 2004 to 2006, at which point the company was sold. While on NCRIC’s Board, he served on the audit and governance committees.

•

Willard H. Smith Jr. - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Smith has over 45 years of business experience. He currently serves as a board member of a publicly traded real estate investment trust.

•

C. Edward Ward Jr. - In addition to his tenure as a Director of various Cohen & Steers funds, Mr. Ward has over 31 years of industry experience with closed-end investment companies, previously serving as Director of Closed-End Fund Management at the New York Stock Exchange. He also earned a master of business administration degree from Harvard University and currently serves as a trustee of a private university.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accountancy or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates (please see below).

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the Act) of the Fund and as such are not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the Act, a majority of a Fund’s directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairmen of the Boards are interested persons of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

The Funds do not have policies with regard to the Directors’ attendance at annual meetings and none of the Directors attended any Fund’s 2009 annual meeting of stockholders.

During each Fund’s fiscal year ended December 31, 2009, the Board of Directors met the number of times indicated in the table below:

Fund	Number of Board Meetings
RFI	7
RQI	12
RNP	9
UTF	12
FOF	7
DVM	7
INB	8

Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. Each Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act, and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman.

The Audit Committee of each Fund met five times during the fiscal year ended December 31, 2009 and operates pursuant to a written charter adopted by the Board. A current copy of the Audit Committee charter is available on the Advisor’s website at cohenandsteers.com. The main function of each Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund, which met once during the fiscal year ended December 31, 2009, operates pursuant to a written charter adopted by the Board. A current copy of the Nominating Committee charter is available on the Advisor’s website at cohenandsteers.com. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board.

The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in Appendix A thereto.

The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, (iii) educational background, (iv) business, professional training or practice (e.g., accountancy or law), public service or academic positions, (v) an assessment of the candidate’s character and integrity; (vi) experience from service as a board member (including the Board of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In addition, although the Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Committee may consider whether a potential candidate’s qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committees of the Funds each met once during the fiscal year ended December 31, 2009, except RQI, which met twice during the fiscal year ended December 31, 2009 and each Contract Review Committee operates pursuant to a written charter adopted by the Board. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee of each Fund met twice during the fiscal year ended December 31, 2009 and operates pursuant to a written charter adopted by the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

Board’s Oversight Role in Management. The Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s audit committee (which consists of four Independent Directors) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board also receives reports from counsel to the Fund and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Audit Committee Report

The Audit Committee of each Fund has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Rule 3526 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, each Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission (“SEC”).

February 19, 2010

Submitted by the Audit Committee of each Fund’s Board of Directors

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross, Chairman

*            *            *

As of January 31, 2010, the Directors and officers of each Fund as a group owned less than 1% of the outstanding securities of such Fund. To the knowledge of each Fund no person owned of record or owned beneficially more than 5% of each Fund’s common stock outstanding as of that date, except as listed below:

DVM:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation	1,176,363	9.30%	January 20, 2010

FOF:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Class as Reported in Schedule 13G	Date of Reporting of >5% ownership
Hughes 2000 Trust	1,940,000	7.12%	January 13, 2010

and that Cede & Co., a nominee for participants in the Depository Trust Company, held of record:

Fund	Shares of common stock	Percentage of Fund’s outstanding common stock
DVM	12,709,475	99.91%
FOF	27,460,188	99.95%
INB	22,978,982	99.93%
RQI	96,224,706	99.85%
RNP	48,280,350	99.84%
UTF	43,299,550	99.95%
RFI	9,077,196	96.83%

As of January 31, 2010, none of the Independent Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director as of March 16, 2010.

A–	None

B–	$1 – $10,000

C–	$10,001 – $50,000

D–	$50,001 – $100,000

E–	Over $100,000

	FOF	DVM	RQI	RNP	RFI	UTF	INB	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers*	A	E	E	E	E	E	D	E
Martin Cohen*	E	E	E	E	E	E	A	E
Bonnie Cohen	A	A	E	A	C	A	D	E
George Grossman	A	B	D	D	D	A	A	E
Richard E. Kroon	A	A	B	C	B	B	D	E
Richard J. Norman	D	C	E	C	D	E	A	E
Frank K. Ross	A	B	C	C	C	A	A	D
Willard H. Smith Jr.	A	A	C	C	B	E	E	E
C. Edward Ward, Jr.	B	B	B	B	B	B	B	C

*	Interested Directors.

Compensation of Directors and Officers. Prior to October 1, 2009, the Independent Directors were paid by each Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings. As of October 1, 2009, the Independent Directors are paid by the Cohen & Steers Fund Complex an annual base retainer of $95,000, paid quarterly and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Fund Complex based on average net assets of each fund. Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex, the Contract Review and Governance Committee Chairmen are paid $10,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex and the lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex.

The following table sets forth the fees and expenses paid by each Fund for the calendar year ended December 31, 2009.

Fund	Total fees and expenses paid for the year ended December 31, 2009
DVM	$50,561
FOF	$50,821
INB	$50,707
RFI	$50,490
RNP	$51,116
RQI	$50,708
UTF	$51,268

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2009 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2009. Officers of the Funds, other than the Chief Compliance Officer who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the eighteen funds† that each Director served in the Cohen & Steers Fund Complex during 2009. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table

Year Ended December 31, 2009

	DVM	FOF	INB	RFI	RNP	RQI	UTF	Total Compensation Paid to Directors by Fund Complex†
Bonnie Cohen, Director	$6,520	$6,546	$6,535	$6,513	$6,576	$6,535	$6,592	$136,125
Martin Cohen*, Director and Co-Chairman	$0	$0	$0	$0	$0	$0	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$6,996	$7,023	$7,011	$6,989	$7,053	$7,011	$7,068	$146,005
Richard E. Kroon, Director and Lead Independent Director	$8,901	$8,927	$8,916	$8,893	$8,957	$8,916	$8,973	$185,529
Richard J. Norman, Director and Governance Committee Chairman	$6,996	$7,023	$7,011	$6,989	$7,053	$7,011	$7,068	$146,005
Frank K. Ross, Director and Audit Committee Chairman	$7,234	$7,261	$7,249	$7,227	$7,291	$7,249	$7,306	$150,946
Willard H. Smith Jr., Director	$6,520	$6,546	$6,535	$6,513	$6,576	$6,535	$6,592	$136,125
Robert H. Steers*, Director and Co-Chairman	$0	$0	$0	$0	$0	$0	$0	$0
C. Edward Ward, Jr., Director	$6,520	$6,546	$6,535	$6,513	$6,576	$6,535	$6,592	$136,125

†	As of September 18, 2009, one of the Cohen & Steers open-end mutual funds was liquidated. As of December 18, 2009, two of the Cohen & Steers closed-end investment companies were merged into a third, surviving closed-end investment company. The liquidation and the mergers resulted in eighteen funds remaining in the Fund Complex as of December 31, 2009. As of March 12, 2010, two of the Cohen & Steers closed-end investment companies were merged into two separate, surviving closed-end investment companies, resulting in sixteen funds remaining in the Fund Complex as of the date of the mailing of this Proxy Statement.
*	Interested Director.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Funds, require certain of the Funds’ officers, Directors, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of a class of the Funds’ outstanding securities to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC. Those persons are required by SEC regulations to furnish the relevant Fund(s) with copies of all filings. To the best of each Fund’s knowledge, all of its officers and Directors, the Advisor and its affiliates and certain holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Exchange Act and Section 30(h) of the Act during the fiscal year ended December 31, 2009.

Each Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of its Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For the fiscal year ended December 31, 2009, each Fund’s Audit Committee selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund. Their selection was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors who are “independent” as defined in the New York Stock Exchange listing standards. On March 17, 2010, each Fund’s Audit Committee and Board met to select, ratify and approve the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Each Fund’s Audit Committee and Board approved PricewaterhouseCoopers LLP to serve as each Fund’s independent registered public accounting firm for its current fiscal year. A representative of the Funds’ independent registered public accounting firm is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the Funds’ stockholders. Each Audit Committee meets at least twice a year with representatives of the Funds’ independent registered public accounting firm to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof.

Fees Paid to PriceWaterhouseCoopers LLP

Aggregate fees billed to the Funds for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Funds	2009	2008	2009	2008	2009	2008	2009	2008
FOF	$47,000	$47,000	$—	$—	$6,250	$16,600	—	—
DVM	$47,000	$47,000	$—	$—	$6,000	$14,900	—	—
INB	$52,500	$52,500	$—	$—	$12,250	$16,600	—	—
RQI	$47,000	$47,000	$—	$—	$6,000	$14,900	—	—
RNP	$50,200	$50,200	$—	$—	$14,250	$16,600	—	—
UTF	$50,200	$50,200	$—	$—	$14,250	$15,800	—	—
RFI	$43,600	$43,600	$—	$—	$6,000	$14,900	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the Funds’ previously issued and outstanding Preferred Shares (excluding FOF, DVM and RFI). Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds (collectively, with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Funds and which were pre-approved by the Audit Committees, were as follows:

	2009	2008
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$—	$—

These other fees were billed in connection with internal control reviews (audit-related) and Association of Investment Management and Research (AIMR) performance reviews (all other).

The Audit Committees are required to pre-approve audit and non-audit services performed for the Funds by their principal accountant. The Audit Committees also are required to pre-approve non-audit services performed by the Funds’ principal accountant for any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of the Fund.

The Audit Committees may delegate pre-approval authority to one or more of their members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committees may not delegate their responsibility to pre-approve services to be performed by the Funds’ principal accountant to the Advisor.

None of the services described above were approved by the Audit Committees pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2009 and December 31, 2008 were:

Fund	December 31, 2009	December 31, 2008
FOF	$6,250	$131,635
DVM	$6,000	$129,635
INB	$12,250	$131,635
RQI	$6,000	$129,635
RNP	$14,250	$131,635
UTF	$14,250	$130,885
RFI	$6,000	$129,635

The Audit Committees considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

The aggregate fees billed to the Advisor by PricewaterhouseCoopers LLP for non-audit services rendered to the Advisor for the fiscal years ended December 31, 2009 and December 31, 2008 were:

December 31, 2009	December 31, 2008
$0	$110,000

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

The Funds have retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as their investment manager and administrator under investment management agreements and administration agreements dated as follows:

Fund	Date of Investment Management Agreement	Date of Administration Agreement
RQI	May 25, 2002	May 25, 2002

RNP	June 24, 2003	June 27, 2003

INB	June 12, 2007	June 12, 2007

UTF	March 25, 2004	March 25, 2004

RFI	One agreement appointing both advisor and administrator dated September 17, 1993

FOF	One agreement appointing both advisor and administrator dated October 16, 2006

DVM	One agreement appointing both advisor and administrator dated January 26, 2005

Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017.

State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Funds.

OFFICERS OF THE FUND

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

ALL FUNDS

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 5 for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 5 for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 45, joined the Advisor in 1993. He has been the Chief Operating Officer of the Advisor since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 46, joined the Advisor in 1992. He has been President and Chief Investment Officer of the Advisor since 2003, and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 47, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Treasurer and Chief Financial Officer, age 43, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer and CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Tina M. Payne, Assistant Secretary, age 35, joined the Advisor in 2007. She currently is a Senior Vice President and Associate General Counsel of the Advisor since 2010. Prior thereto, she was a Vice President and Associate General Counsel of the Advisor. Prior thereto, Vice President and Counsel at PFPC Inc. (financial services company) from 2003 to 2007.

Lester Lay, Assistant Treasurer, age 48, joined the Advisor in 2005 as a Vice President. Prior thereto, Vice President of Morgan Stanley Investment Advisors, Inc.

Neil Bloom, Assistant Treasurer, age 39, joined the Advisor in 2008. Prior thereto, Senior Tax Manager at KPMG, LLC (accounting firm) since 2004.

Lisa Phelan, Chief Compliance Officer, age 41, joined the Advisor in 2004 as a Vice President and has been a Senior Vice President since 2008. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

Yigal D. Jhirad, Vice President, age 45, joined the Advisor in 2007 as a Senior Vice President. Prior thereto, he served as Executive Director at Morgan Stanley heading the portfolio and derivatives strategies effort.

RFI, RNP and RQI

Thomas N. Bohjalian, Vice President, age 44, joined the Advisor in 2002, and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

INB, RFI, RNP, RQI, and UTF

William F. Scapell, Vice President, age 43, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

DVM and INB

Richard E. Helm, Vice President, age 51, joined the Advisor in 2005 as a Senior Vice President. Prior to joining the Advisor, he was a senior portfolio manager of WM Advisors, Inc. since 2001.

FOF

Douglas Bond, Vice President, age 50, joined the Advisor in 2004 as Executive Vice President. Prior to joining the Advisor, he was a first vice president at Merrill Lynch & Co.

UTF

Robert Becker, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next Annual Meeting of Stockholders, to be held in 2011, must be received by the relevant Funds (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 26, 2010. Any stockholder who desires to bring a proposal for consideration at the Funds’ 2011 Annual Meeting of Stockholders without including such proposal in the Funds’ proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from January 13, 2011 to February 12, 2011. All stockholder proposals must include the information required by the Funds’ by-laws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

Voting Results

Each Fund will advise its stockholders of the voting results of the matters voted upon at the Meeting in its next Semi-Annual Report to Stockholders.

Notice to Banks, Broker/Dealers and Voting Trustees and their Nominees

Please advise the Funds whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Combined Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those mentioned in this Combined Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to who to request a separate copy of such documents or how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

VOTES REQUIRED

For each Fund the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote with respect to each proposal at the Meeting is required to constitute a quorum at the Meeting.

For each Fund the election of Messrs. Cohen, Norman and Ross, will require a vote of the holders of a plurality of the Fund’s common stock present at the Meeting.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Boards of Directors,

FRANCIS C. POLI
Secretary

March 26, 2010

New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the stock of the Cohen & Steers Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, 20th Floor, New York, New York 10017 on May 13, 2010 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THIS

Vote On Directors	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1. Election of Directors.
Nominees:

1.1 Martin Cohen 1.2 Richard J. Norman 1.3 Frank K. Ross	☐	☐	☐

2. To transact such other business as may properly come before the meeting.

  The Shares of stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date